                                                                    EXHIBIT 10.8

                                FOURTH AMENDMENT
                             TO FINANCING AGREEMENT

            FOURTH AMENDMENT, dated as of July 5, 2005 (this "Amendment"), by and among Value City Department Stores LLC, an Ohio limited liability company ("Value City" or "VCDS"), DSW, Inc., an Ohio corporation (formerly known as Shonac Corporation ("DSW"), DSW Shoe Warehouse, Inc., a Missouri corporation ("DSWSW"), Gramex Retail Stores, Inc., a Delaware corporation ("Gramex"), Filene's Basement, Inc., a Delaware corporation ("Filene's"), GB Retailers, Inc. a Delaware corporation ("GB"), Value City of Michigan, Inc., a Michigan corporation ("VC Michigan", and together with Value City, DSW, DSWSW, Gramex, Filene's and GB, each a "Borrower" and collectively, the "Borrowers"), J.S. Overland Delivery, Inc. ("Overland"), Value City Department Stores Services, Inc. ("Services"), Retail Ventures, Inc., an Ohio corporation (the "Parent"), Retail Ventures Jewelry, Inc., an Ohio corporation ("RV Jewelry"), Retail Ventures Services, Inc., an Ohio corporation ("RV Services"), and Retail Ventures Imports, Inc. (formerly known as VC Acquisition, Inc.), an Ohio corporation ("Imports", and together with Overland, Services, the Parent, RV Jewelry and RV Services, each a "Guarantor" and collectively, the "Guarantors", and together with the Borrowers, each a "Loan Party", and collectively, the "Loan Parties"), the lenders currently party to the Financing Agreement (as defined below) (each a "Lender" and collectively, the "Lenders") and Cerberus Partners, L.P., a limited partnership formed under the laws of the State of Delaware ("CPLP"), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS

            WHEREAS, the Loan Parties and certain of their affiliates, the Lenders and the Agent are parties to that certain Financing Agreement dated as of June 11, 2002, as amended by the First Amendment to Financing Agreement, dated as of October 7, 2003, by the Second Amendment to Financing Agreement, dated as of July 29, 2004 and by the Third Amendment to Financing Agreement, dated as of December 29, 2004 (as amended, supplemented, restated or otherwise modified through the date hereof, the "Financing Agreement");

            WHEREAS, the Loan Parties have advised the Agent that DSW intends to consummate an IPO (as hereinafter defined), subject to the consent of the Agent and the Lenders;

            WHEREAS, the Loan Parties have requested that the Agent and the Lenders (i) consent to the consummation of the IPO, and (ii) make certain related amendments to the Financing Agreement;

            WHEREAS, subject to the terms and conditions contained herein, the Lenders have agreed to (i) consent to the IPO, provided that among other things, the IPO is a Qualifying IPO (as hereinafter defined), and (ii) modify and amend certain provisions of the Financing Agreement as provided herein, provided that among other things, the Loan Parties execute and deliver this Amendment.

            NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

            1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

            2. Amendments to Financing Agreement.

                  (a) New Definitions. (i) The following new definitions are hereby added to Section 1.01 of the Financing Agreement (in appropriate alphabetical order) to read in their entirety as follows:

            "Class A Common Shares" has the meaning set forth for such term in the Articles of Organization of DSW.

            "Class B Common Shares" has the meaning set forth for such term in the Articles of Organization of DSW.

            "DSW Common Stock" means the Capital Stock of DSW consisting of Class A Common Shares and Class B Common Shares.

            "DSW Note" means (a) the promissory note dated March 10, 2005, made by DSW to the order of the Parent, in the original principal amount of $165,000,000, and (b) the promissory note dated May 27, 2005, made by DSW to the order of the Parent in the original principal amount of $25,000,000.

            "DSWSW Guarantee" means the guarantee, dated as of March 10, 2005, made by DSWSW in favor of the Parent, guaranteeing the obligations of DSW under the DSW Note.

            "Extension Fee" has the meaning specified therefor in Section
            2.06(c).

            "Extension Option" has the meaning specified therefor in Section 2.03(d).

            "Extension Option Deadline" has the meaning specified therefor in
            Section 2.03(d).

            "Fourth Amendment" means the Fourth Amendment to this Agreement, dated as of July 5, 2005, by and among the Borrowers, the Guarantors, the Lenders and the Agent.

            "Fourth Amendment Effective Date" has the meaning specified therefor in Section 4 of the Fourth Amendment.

            "IPO" means the proposed initial public offering of Class A Common Shares of DSW under the Securities Act, completed substantially as described in DSW's Form S-1 Registration Statement, as filed with the SEC on June 15, 2005, as amended from time to time, which offering shall be completed as a primary offering by DSW.

            "IPO Effective Date" means the date on which the IPO is consummated in accordance with the terms set forth in (i) Section 3 of the Fourth Amendment, and (ii) the Form S-1 Registration Statement, as filed with the SEC on June 15, 2005, as amended from time to time.

            "IPO Price" means the price at which each Class A Common Share is offered to the public in a Qualifying IPO as set forth on the cover page to the prospectus in such IPO.

            "Qualifying IPO" means an IPO that satisfies each of the following conditions:

            (a) Not more than 45% of the value (as of the IPO Effective Date calculated by reference to the IPO Price) of all issued and outstanding DSW Common Stock shall be sold in connection with the IPO;

            (b) Immediately following the IPO and the application of the Net Cash Proceeds thereof, DSW Common Stock having not less than 55% of the value (as of the IPO Effective Date calculated by reference to the IPO Price) of all issued and outstanding DSW Common Stock shall be held (directly or indirectly) by Parent, free and clear of all Liens, other than (i) Liens in favor of the Convertible Loan Agent, and (ii) Liens granted by the Parent in favor of Value City solely with respect to the DSW Common Stock owned by the Parent and solely to secure the Parent's obligations to Value City under the RVI Note, subject to the terms of the RVI Note and the RVI Pledge;

            (c) The sale price of the Class A Common Shares sold in the IPO shall reflect the fair market value of such Class A Common Shares on the IPO Effective Date;

            (d) The Net Cash Proceeds from the IPO shall be sufficient to repay (i) in full in cash all Obligations outstanding under this Agreement, and (ii) $25,000,000 in cash of the obligations outstanding under the Convertible Loan Agreement; and

            (e) The IPO Effective Date shall occur on or prior to December 31, 2005.

            "RVI Note" means the promissory note, dated January 1, 2005, as amended and restated as of the IPO Effective Date, satisfactory in form and substance to the Agent, made by Parent to the order of Value City, in the original principal amount of $240,000,000.

            "RVI Pledge" means the pledge agreement, dated January 1, 2005. as amended and restated as of the IPO Effective Date, satisfactory in form and substance to the Agent, made by the Parent in favor of Value City, securing the obligations of the Parent under the RVI Note.

                  (i) The definition of each of the following terms is hereby deleted in its entirety and the following substituted in its stead:

            "Convertible Loan Agreement" means the Senior Convertible Loan Agreement dated as of June 11, 2002, among the Loan Parties, the Convertible Loan Agent and the Convertible Loan Lenders, as amended and restated by the Second Amended and Restated Senior Loan Agreement, dated as of the date hereof, and effective upon the Effective Date specified therein.

            "Final Maturity Date" means the earlier to occur of (a) June 11, 2006 (or such later date to which the Term Loan Maturity Date may be extended under Section 2.03(d) hereof), or (b) the date on which any Loan shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

            (c) Extension of Final Maturity Date. Section 2.03 of the Financing Agreement is hereby amended by adding a new clause (d) thereto to read in its entirety as follows:

            (d) The Borrowers shall have the option to extend the date specified in clause (a) of the definition of the term "Final Maturity Date" from June 11, 2006 to June 11, 2007 (the "Extension Option"), subject to the satisfaction, by not later than 5:00 p.m., New York City time, on July 31, 2005 (the "Extension Option Deadline"), of each of the following extension conditions:

                        (i) The Administrative Borrower shall have delivered
            written notice to the Agent, in form and substance satisfactory to the Agent, on or prior to the Extension Option Deadline of the election by the Borrowers to exercise the Extension Option;

                        (ii) The Borrowers shall have paid to the Agent, in
            immediately available funds, the Extension Fee described in Section 2.06(c) on the date the Extension Option is exercised.

                        (iii) As of the date the Extension Option is exercised
            (A) the representations and warranties contained in Article V of this Agreement and in each other Loan Document, certificate or other writing delivered to the Agent or any Lender pursuant hereto or thereto on or prior to such date are true and correct on and as of the date the Extension Option is exercised as though made on and as of such date, and (B) no Default or Event of Default shall have occurred and be continuing.

                        (iv) On the date the Extension Option is exercised, the
            Agent shall have received (A) an opinion of Simpson Thacher & Bartlett LLP, counsel to the Loan Parties (or such other counsel as shall be reasonably acceptable to the Agent) in the form substantially similar to Exhibit D-1 to the Convertible Loan Agreement (as amended and restated by the Second Amended and Restated Senior Loan Agreement, dated as of the date hereof) with respect to the Loan Documents, and (B) a certificate of an Authorized Officer of the Administrative Borrower certifying that each of the conditions set forth in this Section 2.03(d) have been satisfied on or prior to the Extension Option Deadline.

            (b) Mandatory Prepayments. Section 2.05(b)(iii) of the Financing Agreement is hereby amended and restated to read in its entirety as follows:

            (iii) Upon the issuance or incurrence by any Loan Party or any of its Subsidiaries of any Indebtedness (other than Permitted Indebtedness), or the sale or issuance by any Loan Party or any of its Subsidiaries of any shares of its Capital Stock (other than pursuant to stock option plans for employees, officers and directors), and subject to the terms of the Intercreditor Agreement, the Borrowers shall prepay the outstanding amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection therewith; provided, however, that, following the Fourth Amendment Effective Date and subject to the conditions specified in Section 3 of the Fourth Amendment, in the case of the IPO, the Loan Parties shall apply the Net Cash Proceeds of the IPO in accordance with the terms set forth in Section 3(d)(i) and 3(d)(ii) of the Fourth Amendment prior to making the prepayments required pursuant to this subsection (iii); provided, that Value City pays in full all Obligations outstanding under this Agreement and $25,000,000 of the obligations outstanding under the Convertible Loan Agreement, in each case, on the IPO Effective Date. The provisions of this subsection (iii) shall not be deemed to be implied consent to any such issuance, incurrence or sale otherwise prohibited by the terms and conditions of this Agreement.

            (d) Section 2.06 of the Financing Agreement is hereby amended by adding a new clause (c) thereto to read in its entirety as follows:

            (c) Term Loan Extension Fee. As a condition to exercising the Extension Option pursuant to Section 2.03(d), the Borrowers shall pay to the Agent, for the account of the Lenders in accordance with their Pro Rata Shares, an extension fee (the "Extension Fee") in an amount equal to 3.00% of the outstanding principal balance of the Loans on the date the Extension Option is exercised.

                  (b) Events of Default. Section 9.01 of the Financing Agreement is hereby amended by adding a new clause (q) thereto to read in its entirety as follows:

            (q) the failure of the holder of the DSW Note, the DSWSW Guarantee, the RVI Note or the RVI Pledge to comply in any respect with any subordination provision or any other intercreditor provision contained therein;

            3. Consent to IPO. The Agent and the Lenders hereby consent, as of the Fourth Amendment Effective Date, to the consummation of the IPO; provided that:

            (a) The Borrowers have paid on or before the IPO Effective Date, all fees, costs, expenses and taxes then payable pursuant to the Financing Agreement;

            (b)   The IPO shall constitute a Qualifying IPO;

            (c) On the IPO Effective Date, the Net Cash Proceeds of the IPO shall be immediately applied (i) by DSW to repay to Parent in full the obligations outstanding under the DSW Note, (ii) by Parent to repay to Value City a portion of the obligations outstanding under the RVI Note, and (iii) by Value City to repay in full (x) all Obligations outstanding under the Financing Agreement and (y) $25,000,000 of the obligations outstanding under the Convertible Loan Agreement, in each case, in immediately available funds;

            (d) the Second Amended and Restated Senior Loan Agreement, dated as of July 5, 2005, among the Loan Parties, the lenders party thereto and the Agent, shall have become effective in accordance with its terms and shall be in full force and effect, and each of the conditions precedent to the effectiveness thereof shall have been (or contemporaneously with the IPO shall be) satisfied or waived, as determined by the Agent in its sole discretion, exercised reasonably;

            (e) The IPO shall be consummated in accordance with all requirements of Applicable Law and on terms and conditions reasonably satisfactory to Agent, (it being acknowledged that the terms of the IPO set forth in the Form S1 filed with the SEC on June 15, 2005 (without giving effect to any subsequent amendments thereto) are satisfactory to the Agent) and all consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with the IPO shall have been obtained and shall be in full force and effect; and

            (f) The Agent shall have received, immediately prior to the consummation of the IPO, a certificate of an Authorized Officer of each Loan Party, in form and substance satisfactory to the Agent, certifying that each of the conditions set forth in this Section 3 has been, or concurrently with the consummation of the IPO will be, satisfied.

            4. Termination. Following payment by Value City in full of all of the Obligations outstanding under the Financing Agreement, the Financing Agreement shall be terminated (other than with respect to the provisions thereof that expressly survive the termination thereof) and all liens and security interests securing the Obligations shall be irrevocably released and discharged and the Loan Parties are hereby authorized to file UCC-3 termination statements and such other documents, instruments and releases with respect to any mortgages, liens, encumbrances or other security interests on any property of the Loan Parties to reflect such termination, release and discharge. Upon satisfaction of each of the conditions set forth in Sections 3 and 5 hereof, the Agent (at the expense of the Parent) hereby agrees (A) to execute and deliver to the Loan Parties such instruments and documents in form and substance reasonably satisfactory to the Parent and the Agent, which are reasonably requested by the Parent, for the purpose of effecting the intent of this Section 4 including, without limitation, to release of record any and all Liens and security interests with respect to the Collateral and to terminate any and all control agreements, lockbox agreements, landlord's or similar waivers and like documents, except to the extent such agreements, waivers and like documents secure the obligations of the Loan Parties to other lenders, in which case, such agreements, waivers and like documents shall be amended to the extent agreed between the Agent and the Loan Parties solely to reflect the termination of the Financing Agreement and the repayment of the Obligations thereunder, (B) to return to the Loan Parties (or at the direction of the Loan Parties deliver to the agent under the Second Amended and Restated Senior Loan Agreement, which direction is hereby given with respect to each Loan Party other than DSW and DSWSW) all certificates, stock powers, pledged promissory notes and other physical collateral provided by the Loan Parties to, and held by, the Agent pursuant to the Loan Documents, and (C) to return to the Parent any certificate representing the Capital Stock of DSW or DSWSW (together with any applicable stock powers) held by the Agent prior to the IPO.

            5. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction or waiver in full of the following conditions precedent (the date on which such conditions are satisfied, the "Fourth Amendment Effective Date"):

                  (a) Both before and immediately after giving effect to this Amendment, (i) the representations and warranties contained in this Amendment and Article V of the Financing Agreement shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); and (ii) no Default or Event of Default shall have occurred and be continuing on the date of this Amendment or result from this Amendment becoming effective in accordance with its terms.

                  (b) The Agent shall have received, on or before the Fourth Amendment Effective Date, each of the following documents, in form and substance satisfactory to the Agent and dated the Fourth Amendment Effective Date (unless otherwise specified herein or in such document), and all conditions precedent to the effectiveness of such documents (where applicable) shall have been satisfied or waived:

                  (i) this Amendment, duly executed by the Loan Parties, the Lenders and the Agent;

                  (ii) a certificate of an Authorized Officer of each Loan Party, certifying the names and true signatures of the representatives of such Person authorized to sign each Loan Document to which such Person is or will be a party and the other documents to be executed and delivered by such Person in connection herewith and therewith, together with evidence of the incumbency of such Authorized Officers; and

                  (iii) a copy of the resolutions of each Loan Party, certified as of the date hereof by an Authorized Officer thereof, authorizing (A) the transactions contemplated hereby, and (B) the execution, delivery and performance by such Person of each Loan Document to which such Person is or will be a party, included as amended hereby or by the documents contemplated hereby, and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, and (C) the IPO, and each of the documents contemplated thereby.

            6. Loan Parties' Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders as follows:

                  (a) Such Loan Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Financing Agreement, as amended hereby.

                  (b) The execution, delivery and performance by such Loan Party of this Amendment and the performance by such Loan Party of the Financing Agreement, as amended hereby and the consummation of the IPO (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Loan Party's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Loan Party or any of such Loan Party's properties (including, without limitation, any Leases) except where such violation of default is not reasonably likely to have a Material Adverse Effect, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Loan Party's property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by such Loan Party of this Amendment or the performance by such Loan Party of the Financing Agreement, as amended hereby, except to the extent that the failure to obtain the same would not have a Material Adverse Effect.

                  (d) This Amendment and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Loan Party, as the case may be, enforceable against such Loan Party, in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                  (e) Both before and immediately after giving effect to this Amendment, (i) the representations and warranties contained in Article V of the Financing Agreement are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing on and as of the date hereof.

            7. Continued Effectiveness of Financing Agreement. Each Loan Party hereby (a) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after July 5, 2005, all references in any such Loan Document to "the Financing Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties, or any of their respective Subsidiaries from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no amendment of any terms or provisions of the Financing Agreement or the amendments granted hereunder shall relieve any Loan Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

            8. Reaffirmation by Guarantors. Each Guarantor hereby (a) consents to the transactions contemplated by the Amendment; (b) acknowledges and reaffirms its obligations owing to the Agent and the Lenders under any Loan Documents to which it is a party; and (c) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that neither the Agent nor any Lender has any obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

            9. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

                  (d) This Amendment is a Loan Document executed pursuant to the Financing Agreement and shall be construed, administered and interpreted in accordance with the terms thereof.

            10. JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:                      VALUE CITY DEPARTMENT STORES LLC,
                                an Ohio limited liability company

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Vice President

                                DSW, INC.,
                                an Ohio corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                DSW SHOE WAREHOUSE, INC.,
                                a Missouri corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                GRAMEX RETAIL STORES, INC.,
                                a Delaware corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                FILENE'S BASEMENT, INC.,
                                a Delaware corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                VALUE CITY OF MICHIGAN, INC.,
                                a Michigan corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                GB RETAILERS, INC.,
                                a Delaware corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

GUARANTORS:                     J.S. OVERLAND DELIVERY, INC.
                                a Delaware corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                VALUE CITY DEPARTMENT STORES
                                SERVICES, INC.
                                a Delaware corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                RETAIL VENTURES, INC.
                                an Ohio corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                RETAIL VENTURES JEWELRY, INC.
                                an Ohio corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                RETAIL VENTURES SERVICES, INC.
                                an Ohio corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                RETAIL VENTURES IMPORTS, INC.
                                (formerly known as VC Acquisition, Inc.), an Ohio corporation

                                By: /s/ James A. McGrady
                                    -------------------------------
                                   Name: James A. McGrady
                                   Title: Chief Financial Officer

                                AGENT AND LENDER:

                                CERBERUS PARTNERS, L.P.,
                                a Delaware limited partnership, on behalf of itself and its affiliate assigns

                                By:  CERBERUS ASSOCIATES, L.L.C.

                                By: /s/
                                    ------------------------------------
                                   Name:
                                   Title:

                                LENDER:

                                SCHOTTENSTEIN STORES CORPORATION
                                a Delaware limited partnership

                                By: /s/ Jeffry D. Swanson
                                    ------------------------------------
                                   Name: Jeffry D. Swanson
                                   Title: SVP